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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INTERNATIONAL RECTIFIER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

INTERNATIONAL RECTIFIER CORPORATION 233 Kansas Street, El Segundo, CA 90245 (310) 726-8000

Dear International Rectifier Stockholder:

        You are invited to attend a special meeting of the stockholders of International Rectifier Corporation to be held at 9:00 a.m. (California time) on Monday, January 26, 2004, at the company's offices located at 233 Kansas Street, El Segundo, California. The purpose of this meeting is to vote on a proposal to amend the company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 shares to 330,000,000 shares. As of December 19, 2003, there were 92,269,903 shares issued and outstanding or reserved for issuance in connection with the company's convertible notes and employee stock incentive and purchase plans.

        The Board of Directors believes that the proposed increase in authorized shares of Common Stock will enhance the company's flexibility in connection with possible future actions—such as stock splits, stock dividends, acquisitions, or other corporate purposes. Other than increasing the authorized shares of Common Stock from 150,000,000 to 330,000,000, the proposed amendment in no way changes the Certificate of Incorporation. The Board of Directors has unanimously approved the proposed amendment and determined that it is in the best interests of the company and its stockholders, and has directed that the amendment be submitted to stockholders of record as of December 19, 2003, for their approval at this special meeting. If approved by the stockholders, the amendment will become effective upon filing with the Delaware Secretary of State.

        The Board of Directors and I encourage you to approve this important proposal to authorize additional shares and increase the company's flexibility for the benefit of its stockholders.

Sincerely,

Alex Lidow, Chief Executive Officer

INTERNATIONAL RECTIFIER CORPORATION 233 Kansas Street, El Segundo, CA 90245 (310) 726-8000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 26, 2004

TO THE STOCKHOLDERS OF INTERNATIONAL RECTIFIER CORPORATION:

        Notice is hereby given that a special meeting (the "Meeting") of the stockholders of International Rectifier Corporation (the "Company") will be held at the principal executive offices of the Company located at 233 Kansas Street, El Segundo, California on Monday, January 26, 2004, at 9:00 a.m. (California time) for the following purposes:

        1.    Amendment of Certificate of Incorporation.    To approve an amendment to Article 4 of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 to 330,000,000.

        2.    Other Business.    To transact such other business as properly may come before the Meeting or any postponement or adjournment thereof.

        Only persons who are stockholders of record (the "Stockholders") at the close of business on December 19, 2003 are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment or postponement thereof.

        The Proxy Statement which accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting, and Stockholders are encouraged to read it in its entirety.

        As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Company. It is expected that these materials first will be mailed to Stockholders on or about December 24, 2003.

        IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, OR TO VOTE BY PROXY VIA TELEPHONE OR THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

By Order of the Board of Directors,
INTERNATIONAL RECTIFIER CORPORATION

Donald R. Dancer Secretary
December 24, 2003

INTERNATIONAL RECTIFIER CORPORATION 233 Kansas Street, El Segundo, CA 90245 (310) 726-8000

PROXY STATEMENT

Special Meeting of Stockholders
January 26, 2004

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of International Rectifier Corporation (the "Company") for use at a special meeting (the "Meeting") of the stockholders of the Company to be held on Monday, January 26, 2004, at the principal executive offices of the Company located at 233 Kansas Street, El Segundo, California, at 9:00 a.m. (California time) and at any adjournments or postponements thereof. Eric Lidow and Donald R. Dancer, the designated proxyholders (the "Proxyholders"), are members of the Company's management. Only stockholders of record (the "Stockholders") at the close of business on December 19, 2003 (the "Record Date") are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournments or postponements thereof. This Proxy Statement and the enclosed proxy card (the "Proxy") will be first mailed to Stockholders on or about December 24, 2003.

Matters to be Considered

        The purpose of the meeting is to vote on the following proposals:

        1.    Amendment of Certificate of Incorporation.    To approve an amendment to Article 4 of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 to 330,000,000.

        2.    Other Business.    To transact such other business as properly may come before the Meeting or any postponement or adjournment thereof.

Method of Voting

        Stockholders of record can vote by mail, telephone or the Internet, or by attending the Meeting and voting in person. If you vote by telephone or on the Internet you do not need to return the Proxy. Internet and telephone voting facilities for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m. on January 25, 2004.

        Voting by Mail.    If you choose to vote by mail, simply mark the enclosed Proxy and date, sign and return it to Mellon Investor Services LLC in the postage-paid envelope provided. If the envelope is missing, please mail the completed Proxy to International Rectifier Corporation, c/o Mellon Investor Services LLC,

Ridgefield Park, New Jersey. You also may send the Proxy by facsimile to Mellon Investor Services LLC at (917) 320-6314.

        Voting by Telephone.    You can vote by calling the toll-free telephone number on the Proxy. Voice prompts will instruct you to vote your shares and confirm that your vote has been properly recorded. If you are located outside the U.S., Puerto Rico and Canada, see the Proxy for additional instructions.

        Voting on the Internet.    You can vote on the Internet at www.eproxyvote.com/irf. As with telephone voting, you can confirm that your vote has been properly recorded.

Cost of Solicitation of Proxies

        This Proxy solicitation is made by the Board of Directors of the Company, and the Company will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of Proxies. If it should appear desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Stockholders, banks, brokerage houses, custodians, nominees and others, by telephone, facsimile transmissions, telegraph, e-mail or in person to request that Proxies be furnished, for which services no additional compensation will be paid. The Company has also retained Morrow & Co. to assist in communicating with these parties to distribute and solicit Proxies. We will pay Morrow & Co. an estimated fee of $20,000 plus reasonable expenses. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals. The total estimated cost of the solicitation of Proxies is $140,000.

Outstanding Securities and Voting Rights, Revocability of Proxies

        The authorized capital stock of the Company consists of (i) 150,000,000 shares of common stock, $1.00 par value per share ("Common Stock"), of which 65,495,020 shares were issued and outstanding on the Record Date and (ii) 1,000,000 shares of preferred stock, $1.00 par value per share (the "Preferred Stock"), none of which were issued and outstanding on the Record Date. A majority of the outstanding shares of Common Stock constitutes a quorum for the conduct of business at the Meeting. Abstentions and "broker non-votes" (as defined below) will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum.

        Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the Stockholders.

        The proposed amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. Abstentions, broker non-votes and the failure of a stockholder to vote will have the effect of a vote "AGAINST" the proposal.

        A Proxy for use at the Meeting is enclosed. You may vote by mail, facsimile, telephone or the Internet, or by attending the Meeting and voting in person. If you vote by mail or facsimile, the Proxy must be signed and dated by you or your authorized representative or agent. You may revoke a Proxy at any time before it is exercised at the Meeting by submitting a written revocation to the Secretary of the Company prior to commencement of the Meeting or a duly executed Proxy bearing a later date or by voting in person at the Meeting.

        Brokers holding Common Stock in "street name" who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Stockholders. If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may not, pursuant to applicable stock exchange rules, vote such Common Stock with respect to the proposal to approve the amendment to the Company's Certificate of Incorporation. When a broker or nominee is unable to vote a client's shares on a proposal, the missing votes are referred to as "broker non-votes."

        If you hold Common Stock in "street name," you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Meeting. Unless revoked, the shares of Common Stock represented by Proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in the Proxy, such shares of Common Stock will be voted "FOR" the amendment to Article 4 of the Company's Certificate of Incorporation.

Security Ownership of Principal Stockholders and Management

        The following table sets forth the beneficial ownership of Common Stock as of the Record Date, by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock (other than depositories), by each executive officer and director of the Company, and by all directors and executive officers as a group.

Name and Address	Amount Beneficially Owned(1)		Percent of Class(2)
Neuberger Berman, Inc. 605 Third Ave. New York, NY 10158-3698	3,270,000	(3)	5.0%
Eric Lidow	2,468,687	(4)(5)(6)	3.8%
Alexander Lidow	2,091,461	(4)(6)(7)(8)	3.2%
Robert Grant	299,113	(6)(8)(9)	*
Michael P. McGee	286,708	(6)(8)	*
Walter Lifsey	84,000	(6)	*
Donald R. Dancer	7,728	(6)	*
Minoru Matsuda	60,000	(6)	*
Robert J. Mueller	155,200	(6)	*
James D. Plummer	80,000	(6)	*
Jack O. Vance	113,900	(6)	*
Rochus E. Vogt	128,000	(6)	*
All directors and executive officers as a group (11 persons)	5,774,797		8.8%

*
Less than 1%

(1)
Except as may be set forth below and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares of Common Stock owned.

(2)
Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(3)
Based solely on a Schedule 13G filed by Neuberger Berman, Inc. with the Securities and Exchange Commission on February 13, 2003.

(4)
In addition, 821,037 shares are held by members of the Lidow family other than Eric Lidow and Alexander Lidow and Alexander Lidow's immediate family. Eric Lidow and Alexander Lidow disclaim any beneficial ownership in any such additional shares. Of the shares shown in the table, Derek B. Lidow, the son of Eric Lidow and brother of Alexander Lidow, owns 216,057 shares, has options to purchase 434,000 shares under the Company's stock option plans within 60 days of the Record Date, and has 6,034 shares of Common Stock under the Company's 401(k) Plan. The 5,381,185 shares beneficially owned by members of the Lidow family constitute 8.2% of the shares outstanding. In addition, the Lidow Foundation, of which Eric Lidow and Alexander Lidow are directors, owns 116,879 shares; Eric Lidow and Alexander Lidow disclaim any beneficial ownership in such shares.

(5)
Includes 1,539,687 shares owned by the Lidow Family Trust, of which Eric Lidow and Elizabeth Lidow are trustees.

(6)
Includes the following amounts of shares of Common Stock subject to options exercisable under the Company's stock option plans within 60 days of the Record Date: Eric Lidow—929,000; Alexander Lidow—911,700; Donald R. Dancer—7,250; Robert Grant—271,034; Walter Lifsey—84,000; Minoru Matsuda—60,000; Michael P. McGee—268,700; Robert J. Mueller—115,000; James D. Plummer—80,000; Jack O. Vance—60,000; and Rochus E. Vogt—80,000; for an aggregate of 2,866,684 shares of Common Stock subject to options exercisable under the Company's stock option plans by the executive officers and directors within 60 days of the Record Date.

(7)
Includes 104,010 shares held by members of Alexander Lidow's immediate family in which he disclaims any beneficial ownership.

(8)
Includes the following number of shares of Common Stock under the Company's 401(k) Plan: Alexander Lidow—71; Robert Grant and his spouse—4,487; and Michael P. McGee—8,296; for an aggregate of 12,854 shares of Common Stock under the Company's 401(k) Plan.

(9)
Includes 3,203 shares owned by Robert Grant's spouse.

        The business address of each officer and director is 233 Kansas Street, El Segundo, California 90245.

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED COMMON STOCK

        The Board of Directors has unanimously approved and declared advisable, and recommends that the Stockholders consider and approve, an amendment (the "Amendment") to Article 4 of the Company's Certificate of Incorporation (the "Certificate"), pursuant to which the authorized number of shares of Common Stock would be increased from 150,000,000 shares to 330,000,000. The Certificate also currently authorizes the issuance of up to 1,000,000 shares of Preferred Stock, of which no shares are issued and outstanding. The Amendment would not alter the authorized amount of Preferred Stock.

Purpose and Effect of the Amendment

        As of the Record Date, there were 65,495,020 shares of Common Stock issued and outstanding, and 19,332,383 shares were reserved in the aggregate for issuance pursuant to the Company's 1984 Stock Participation Plan, Amended and Restated Stock Incentive Plan of 1992, 1997 Employee Stock Incentive Plan, and 2000 Incentive Plan, and 7,442,500 shares were reserved for issuance pursuant to the Company's 4.25% Convertible Subordinated Notes due 2007.

        The Board of Directors believes that the flexibility provided by the Amendment to permit the Company to issue or reserve additional Common Stock, in the discretion of the Board of Directors, without the delay or expense of a special meeting of stockholders, is in the best interest of the Company and its stockholders. Shares of Common Stock may be used for general corporate purposes, including stock splits and stock dividends, mergers and acquisitions, public and private financings, strategic alliances, stock option and other employee benefit plans and other uses not presently determinable. The Company has no present plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by adoption of the Amendment.

        The additional shares of Common Stock that would be authorized by the Amendment would become part of the Company's existing class of Common Stock and, when issued, would have the same rights, preferences and privileges as the shares of Common Stock now issued and outstanding. Existing stockholders of the Company have no preemptive rights with respect to such additional shares of Common Stock. The Certificate does not require further approval of stockholders prior to the issuance of any additional shares of Common Stock. In certain circumstances (generally relating to the number of shares to be issued, the manner of offering and the identity of the recipient), the rules of the New York Stock Exchange (the "NYSE") may require specific authorization in connection with the issuance of such additional shares. The Company does not anticipate that it will seek authorization from stockholders for issuance of additional shares of Common stock unless required by applicable laws or the NYSE.

        The issuance of any additional shares of Common Stock may have the effect of diluting the percentage of stock ownership, book value per share, voting rights and per share dividends, if any, of the present holders of the Common Stock. The Amendment also may have the effect of discouraging attempts to take over control of the Company, as additional shares of Common Stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a party seeking to obtain control of the Company. Consequently, the Amendment, if approved, would strengthen the position of the Board of Directors and might make the removal of the Board of Directors more difficult, even if removal would generally be beneficial to our stockholders. The Amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Certificate and Bylaws having an anti-takeover effect.

Amendment

        The following resolution will be submitted to the Stockholders at the Meeting for their approval:

    RESOLVED, that the first sentence of Article 4 of the Certificate of Incorporation of the Company be amended to read in its entirety as follows:

    The total number of shares of stock which the corporation shall have authority to issue is 330,000,000 shares of Common Stock and 1,000,000 preferred shares.

Effective Date

        If the Amendment is approved by the Stockholders, the Company intends to file the Amendment with the Secretary of State of Delaware as soon as practicable thereafter. The Amendment will become effective on the date it is filed. However, the exact timing of the filing of the Amendment will be determined by the Board of Directors based on its evaluation of when the filing will be most advantageous to the Company and its stockholders. The Board of Directors reserves the right to delay filing the Amendment for up to twelve months following Stockholder approval. In addition, the Board of Directors reserves the right, notwithstanding Stockholder approval and without further action by the stockholders, to elect not to file the Amendment if, at any time prior to its filing, the Board of Directors determines in its sole discretion that it is no long in the best interests of the Company and its stockholders.

Vote Required

        Approval of the Amendment will require the affirmative vote of a majority of the shares of Common Stock entitled to vote at the Meeting. Abstentions, broker non-votes and the failure of a stockholder to vote with respect to the Amendment will have the effect of a vote "AGAINST" the Amendment.

Board Recommendation

        The Board of Directors believes that the Amendment is in the best interests of the Company and its stockholders and has unanimously approved the Amendment. Accordingly, the Board of Directors unanimously recommends a vote "FOR" approval of the Amendment. All Proxies will be voted to approve the Amendment unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

OTHER BUSINESS

        Management knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies to support the recommendations of the Board of Directors, it is the intention of the Proxyholders to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the Proxy.

PROPOSALS OF STOCKHOLDERS FOR 2004 ANNUAL MEETING

        The 2004 annual meeting of stockholders is presently expected to be held on or about November 22, 2004. To be considered for inclusion in the Company's proxy statement for the 2004 annual meeting, proposals of stockholders intended to be presented at the meeting must be received by the Secretary of the Company at the Company's office at 233 Kansas Street, El Segundo, California 90245 no later than June 21, 2004.

        A stockholder may wish to have a proposal presented at the 2004 annual meeting of stockholders, but not to have such proposal included in the Company's proxy statement for the meeting. If notice of the proposal is not received by the Company at the address above at least 30 days and not more than 90 days before the meeting, then the proposal will be deemed untimely under the advance notice requirements of Article II, Sections 5 and 6 of the Company's Bylaws and Rule 14a-4(1) under the Securities Exchange Act of 1934, and the persons entitled to vote proxies solicited by the Board of Directors for that meeting generally will have the right to exercise discretionary voting authority with respect to the proposal.

        SEC rules provide that if the date of the 2004 annual meeting is advanced or delayed more than 30 days from the date of our 2003 annual meeting, stockholder proposals intended to be included in the proxy statement for the 2004 annual meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2004 annual meeting. Upon any determination that the date of the 2004 annual meeting will be advanced or delayed by more than 30 days from the date of the 2003 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

By Order of the Board of Directors,
INTERNATIONAL RECTIFIER CORPORATION

Donald R. Dancer, Secretary
December 24, 2003

405
101
5
101
10
Santa
Monica
Downtown
Los Angeles
110
710
LAX
El Segundo
105
5
405
91
605
Long
Beach
LAX
105
Imperial Hwy.
Sepulveda Blvd.
405
Grand. Ave.
PACIFIC
OCEAN
Kansas St.
El Segundo Blvd.
Rosecrans Ave.

233 Kansas Street
El Segundo, CA 90245

From the North:
405 South, El Segundo Blvd. exit
West on El Segundo Blvd.; Turn right on Kansas St.

From the South:
405 North, El Segundo Blvd. exit
West on El Segundo Blvd.; Turn right on Kansas St.

From the East:
105 Frwy West, Sepulveda Blvd., South exit
Turn right on Grand Ave. Turn left on on Kansas St.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made on this matter, this proxy will be voted FOR the matter. If other business is properly presented at the Meeting, this proxy will be voted in accordance with the instructions of the Board of Directors.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors of International Rectifier Corporation recommends that Stockholders vote FOR the following proposal:

		FOR	AGAINST	ABSTAIN
1.	Amendment of Certificate of Incorporation. To approve an amendment to Article 4 of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 to 330,000,000.	☐	☐	☐

By checking the box to the right, I consent to future delivery of special reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.					☐
PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
Signature of Stockholder	Date	, 200
Please date this proxy. This Proxy Must be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc., should give full title as such. If signer is a corporation, please sign full corporate name by the duly authorized officer.
/*\ FOLD AND DETACH HERE /*\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the special meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/irf		Telephone 1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR
		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow then directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope or by facsimile to (917) 320 6314

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Proxy Statement on the
internet at www.irf.com

PROXY

INTERNATIONAL RECTIFIER CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE COMPANY FOR SPECIAL MEETING ON JANUARY 26, 2004.

        The undersigned hereby constitutes and appoints Eric Lidow and Donald R. Dancer, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of International Rectifier Corporation to be held at the Corporate Offices of the Company, 233 Kansas Street, El Segundo, California, at 9:00 a.m., California Time, on the 26th day of January, 2004 and at any adjournment or postponement thereof, on all matters coming before said meeting.

        The undersigned hereby ratifies and confirms all that said agents and proxyholders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement accompanying said notice.

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made on this matter, this proxy will be voted FOR the matter. If other business is properly presented at the Meeting, this proxy will be voted in accordance with the instructions of the Board of Directors.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors of International Rectifier Corporation recommends that Stockholders vote FOR the following proposal:

		FOR	AGAINST	ABSTAIN
1.	Amendment of Certificate of Incorporation. To approve an amendment to Article 4 of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 to 330,000,000.	☐	☐	☐

By checking the box to the right, I consent to future delivery of special reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.					☐
PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
Signature of Stockholder	Date	, 200
Please date this proxy. This Proxy Must be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc., should give full title as such. If signer is a corporation, please sign full corporate name by the duly authorized officer.
/*\ FOLD AND DETACH HERE /*\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the special meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/irf		Telephone 1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR
		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid enveloope or by facsimile to (917) 320-6314

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Proxy Statement on the
internet at www.irf.com

PROXY

INTERNATIONAL RECTIFIER CORPORATION

SPECIAL MEETING OF SHAREHOLDERS—JANUARY 26, 2004
THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

        As a participant in the International Rectifier Corporation Retirement Saving Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of International Rectifier Corporation credited to your account at the Special Shareholder Meeting to be held on January 26, 2004.

        The shares credited to your account will be voted as directed. If the card is not signed, or if the card is not received by January 21, 2004, the shares credited to your account will not be voted.

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